                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             SUN COMMUNITIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                             SUN COMMUNITIES, INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2004

                             ---------------------

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Sun Communities, Inc. (the "Company") will be held at the Embassy Suites, 28100 Franklin Road, Southfield, MI 48034, on Thursday, May 20, 2004, at 11:00 a.m., local time, for the following purposes:

          (1) To elect two Directors to serve until the Annual Meeting of Shareholders to be held in 2007 or until their successors shall have been duly elected and qualified;

          (2) To approve the 2004 Non-Employee Director Option Plan; and

          (3) To transact such other business as may properly come before the meeting.

     A Proxy Statement containing information relevant to the Annual Meeting appears on the following pages.

     Only holders of Common Stock of record at the close of business on April 9, 2004 are entitled to notice of and to vote at the meeting or any adjournments.

     If you do not plan to attend the meeting and you wish to vote in accordance with the Board of Director's recommendations, it is not necessary to specify your choices; merely sign, date, and return the enclosed Proxy Card. If you attend the meeting, you may withdraw your Proxy and vote your own shares.

                                          By Order of the Board of Directors

                                          /s/ Jeffrey P. Jorissen
                                          JEFFREY P. JORISSEN
                                          Secretary

Dated: April 19, 2004

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                             SUN COMMUNITIES, INC.
                             ---------------------

                 PROXY STATEMENT/ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2004

                             ---------------------

                           PROXIES AND SOLICITATIONS

     This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors (the "Board") of Sun Communities, Inc. ("Sun" or the "Company") to be used at the Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments. If received in time for the Annual Meeting, the shares represented by a valid proxy will be voted in accordance with the specifications, if any, contained in such executed proxy. If no instructions are given, proxies will be voted: (a) FOR election of the two nominees for the Board; (b) for approval of the 2004 Non-Employee Director Option Plan; and (c) at the discretion of Gary A. Shiffman and Arthur A. Weiss, the Board's designated representatives for the Annual Meeting, with respect to such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. A proxy executed in the enclosed form may be revoked by the person signing it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company, any time prior to the time set for commencement of the Annual Meeting, a written notice of revocation bearing a later date than the proxy, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

     In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram, by directors, officers and employees of the Company. Arrangements may also be made with brokerage houses or other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of the Company's common stock (the "Common Stock") held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred in forwarding material. The Company anticipates that fees and expenses for the foregoing parties will not exceed $1,000. The costs of all proxy solicitation will be borne by the Company.

     The executive offices of the Company are located at 27777 Franklin Road, Suite 2000, Southfield, Michigan 48034. The approximate date of mailing of this Proxy Statement and the enclosed Proxy materials to the Company's shareholders is April 21, 2004.

                           TIME AND PLACE OF MEETING

     The Annual Meeting will be held at the Embassy Suites, 28100 Franklin Road, Southfield, MI 48034, on Thursday, May 20, 2004, at 11:00 a.m., local time.

                               VOTING RIGHTS AND
                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     Only shareholders of record at the close of business on April 9, 2004 are entitled to notice of and to vote at the Annual Meeting or at any adjournments. As of that date, the Company had 19,050,283 shares of Common Stock issued, outstanding and entitled to vote held by 593 holders of record. Each outstanding share entitles the record holder to one vote. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

     If your shares are held in "street name," your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority under the rules of the New York Stock Exchange to vote customers' unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. The election of directors (Proposal One) is considered a routine matter. Approval of the

Company's 2004 Non-Employee Director Option Plan (Proposal Two) is not considered a routine matter so your brokerage firm cannot vote your shares on that proposal if you do not return your proxy. Shares held by brokers as to which voting instructions have not been received from the beneficial owners with respect to non-routine matters are referred to as "broker non-votes." We encourage you to provide voting instructions to your brokerage firm by returning your completed proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

     The presence, in person or by proxy, of outstanding shares of Common Stock representing a majority of the total votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

     With respect to Proposal 1, the directors will be elected by a plurality of all votes cast at the Annual Meeting. Accordingly, abstentions and broker non-votes as to the election of directors will have no effect on the results of the vote.

     Approval of the Company's 2004 Non-Employee Director Option Plan requires the affirmative vote of a majority of all the votes cast at the Annual Meeting. Abstentions and broker non-votes as to this proposal will not be counted as votes cast and will have no effect on the results of the vote.

     If there is not a quorum at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall only have the power to adjourn the Annual Meeting until such time as there is a quorum. The Annual Meeting may be reconvened without notice to the shareholders, other than an announcement at the prior adjournment of the Annual Meeting, within 120 days after the Record Date, and a quorum must be present at such reconvened Annual Meeting.

     If a proxy in the form enclosed is duly executed, dated and returned, and it has not been revoked in accordance with the instructions set forth therein, the shares of Common Stock represented thereby will be voted by Gary A. Shiffman and Arthur A. Weiss, the Board's proxy agents for the Annual Meeting, in accordance with the specifications made thereon by the shareholder. If no such specifications are made, such proxy will be voted (i) for the election of the two nominees for director to the Board, (ii) for the approval of the 2004 Non-Employee Director Option Plan, and (iii) at the discretion of Messrs. Shiffman and Weiss with respect to such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Information concerning principal holders of the Common Stock is discussed under "Security Ownership of Certain Beneficial Owners and Management."

                           INCORPORATION BY REFERENCE

     To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the sections of this Proxy Statement entitled "Report of the Audit Committee," "Report of the Compensation Committee on Executive Compensation" and "Shareholder Return Performance Presentation" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

                                 ANNUAL REPORT

     Shareholders are concurrently being furnished with a copy of the Company's 2003 Annual Report which contains its audited financial statements as of December 31, 2003. In addition, copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "SEC"), will be sent to any shareholder, without charge, upon written request to Sun Communities Investor Services, 27777 Franklin Road, Suite 2000, Southfield, Michigan 48034.

                            SHAREHOLDERS' PROPOSALS

     Any and all shareholder proposals for inclusion in the proxy materials for the Company's next Annual Meeting of Shareholders must comply with the rules and regulations promulgated under the Exchange Act and must be received by the Company, at its offices at 27777 Franklin Road, Suite 2000, Southfield, Michigan 48034, not later than December 22, 2004. Such proposals should be addressed to the Company's Secretary.

     The Company's Bylaws also contain certain provisions which affect shareholder proposals. The Company's Bylaws provide that: (a) with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Board of Directors, or (iii) by a shareholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws; and (b) with respect to special meetings of shareholders, only the business specified in the Company's notice of meeting may be brought before the meeting of shareholders, and nominations of persons for election to the Board of Directors may be made only (i) by the Board of Directors, or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by a shareholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws.

                             ELECTION OF DIRECTORS

                                 (PROPOSAL ONE)

     The first matter to be considered at the Annual Meeting will be the election of two directors. It is proposed that these positions be filled by persons nominated to the Board by management. Each director shall be elected by a plurality of the votes cast at the Annual Meeting. Therefore, if a quorum is present, abstentions and broker non-votes will have no effect on the election of directors. Proxies will be tabulated by the Company's transfer agent. The Inspector of Elections appointed at the Annual Meeting will then combine the proxy votes with the votes cast at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term commencing on the date of the Annual Meeting and continuing until the Annual Meeting of Shareholders to be held in 2007 or until his successor is duly elected and qualified. In the absence of directions to the contrary, proxies will be voted in favor of the election of the two nominees listed below.

     If either of the nominees named below are unavailable to serve for any reason, then a valid proxy may be voted for the election of such other persons as the person or persons voting the proxy may deem advisable in accordance with their best judgment. Management has no present knowledge that either of the persons named will be unavailable to serve. In any event, the enclosed proxy can be voted for only the two nominees named in this Proxy Statement or their substitutes.

     THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

     The following list identifies each incumbent director and nominee for election to the Board at the Annual Meeting and describes each person's principal occupation for the past five years. Each of the directors has served continuously from the date of his election to the present time.

NAME                                        AGE                      OFFICE
----                                        ---                      ------
Gary A. Shiffman..........................  49    Chairman, Chief Executive Officer, President
                                                  and Director
Paul D. Lapides...........................  49    Director
Clunet R. Lewis...........................  57    Director (Nominee)
Ronald L. Piasecki........................  65    Director
Ted J. Simon..............................  73    Director
Arthur A. Weiss...........................  55    Director (Nominee)

     Gary A. Shiffman is the Chairman, President and Chief Executive Officer, and has been an executive officer of Sun since its inception. He has been actively involved in the management, acquisition, construction and development of manufactured housing communities and has developed an extensive network of industry relationships over the past 19 years. He has overseen the land acquisition, rezoning, development and marketing of numerous manufactured home expansion projects. Mr. Shiffman is also the President and a director of Sun Home Services, Inc. ("Sun Home Services") and all other corporate subsidiaries of the Company.

     Paul D. Lapides has been a director since December 1993. Mr. Lapides is Director of the Corporate Governance Center in the Michael J. Coles College of Business at Kennesaw State University, where he is an assistant professor of management and entrepreneurship. A certified public accountant, Mr. Lapides is the author or co-author of more than 100 articles and twelve books on real estate, management and directors' responsibilities. Mr. Lapides is a member of the Advisory Board of the National Association of Corporate Directors and served on the NACD's Blue Ribbon Commission on Audit Committees (1999). His real estate experience includes managing a $3 billion national portfolio of income-producing real estate consisting of 42,000 multi-family units and 16 million square feet of commercial space.

     Clunet R. Lewis has been a director since December 1993. Mr. Lewis also serves as President of CRL Enterprises, Inc. a private consulting firm. From 1995 until 2000, Mr. Lewis served in various positions with Eltrax Systems, Inc., a Nasdaq National Market System company, including Secretary, General Counsel, member of the Board of Directors and Chief Financial Officer. From 1989 until 1994, Mr. Lewis served as Secretary and General Counsel of Military Communications Center, Inc., a privately held company that provided retail telecommunications services to members of the United States Armed Services. From 1990 through 1991, Mr. Lewis was Managing Director of MCC Communications, Inc., a privately held company that provided international telecommunications services to members of the United States Armed Services serving in the Persian Gulf area during the Gulf War. Prior to 1993, Mr. Lewis was a shareholder at the Detroit law firm of Jaffe, Raitt, Heuer & Weiss, Professional Corporation.

     Ronald L. Piasecki has been a director since May 1996, upon completion of the Company's acquisition of twenty-five manufactured housing communities (the "Aspen Properties") owned by affiliates of Aspen Enterprises, Ltd. ("Aspen"). Mr. Piasecki is the executive vice president and a director of Aspen, which he co-founded in 1973. Prior to the Company's acquisition of the Aspen Properties, Aspen was one of the largest privately-held developers and owners of manufactured housing communities in the U.S. Mr. Piasecki serves as chairman of the board of directors of Kurdziel Industries, Inc., the world's largest producer of counter weights for the material handling industry, and Mr. Piasecki is a director of USOL Holdings, Inc. (Nasdaq: USOL), a provider of integrated telecommunications services.

     Ted J. Simon has been a director since December 1993. Since February 1999, Mr. Simon has been affiliated with Grand Sakwa Properties LLC, a real estate development company located in Farmington Hills, Michigan. From 1981 until January 1999, Mr. Simon was the Vice President -- Real Estate (Midwest Group) of The Great Atlantic & Pacific Tea Company, Inc. and Mr. Simon was a Vice President -- Real Estate and a director of Borman's Inc., a wholly owned subsidiary of The Great Atlantic & Pacific Tea Company, Inc. Mr. Simon is also a director of Clarkston State Bank, a wholly-owned subsidiary of Clarkston Financial Corporation (OTC BB: CKSB.OB).

     Arthur A. Weiss has been a director since October 1996. Since 1976, Mr. Weiss has practiced law with the law firm of Jaffe, Raitt, Heuer & Weiss, Professional Corporation ("JRH&W"), which represents the Company in various matters. Mr. Weiss is currently a shareholder of JRH&W.

     To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest, adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

BOARD OF DIRECTORS AND COMMITTEES

     Pursuant to the terms of the Company's charter, the directors are divided into three classes. The class up for election at the Annual Meeting will hold office for a term expiring at the annual meeting of shareholders to be held in 2007. A second class will hold office for a term expiring at the annual meeting of shareholders to be held in 2005 and a third class will hold office for a term expiring at the annual meeting of shareholders to be held in 2006. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualified. Clunet R. Lewis and Arthur A. Weiss have terms expiring at the Annual Meeting and are nominees for the class to hold office for a term expiring at the annual meeting of shareholders to be held in 2007. Gary
A. Shiffman and Ronald L. Piasecki have terms expiring at the annual meeting of shareholders to be held in 2005 and Ted J. Simon and Paul D. Lapides have terms expiring at the annual meeting of shareholders to be held in 2006. At each annual meeting of the shareholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

     The Board met eleven (11) times during 2003 and took various actions pursuant to resolutions adopted by unanimous written consent. All directors attended at least 75% of the meetings of the Board and each committee on which they served.

     Several important functions of the Board may be performed by committees that are comprised of members of the Board. The Company's Bylaws authorize the formation of these committees and grant the Board the authority to prescribe the functions of each committee and the standards for membership of each committee. In addition, the Board appoints the members of each committee. The Board has five standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, an Indemnification Committee and an Executive Committee. You may find copies of the charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee under the "Shareholder Info" section of our website at www.suncommunities.com.

     The Audit Committee operates pursuant to a charter that was approved by the Board in January 2004, which is attached as Appendix A to this proxy statement. The Audit Committee, among other functions, (1) has the sole authority to appoint, retain, terminate and determine the compensation of the Company's independent accountants, (2) reviews with the Company's independent accountants the scope and results of the audit engagement, (3) approves professional services provided by the Company's independent accountants, and (4) reviews the independence of the Company's independent accountants. The current members of the Audit Committee are Messrs. Paul D. Lapides, Clunet R. Lewis and Ronald L. Piasecki, all of whom are "independent" as that term is defined in the rules of the SEC and applicable rules of the New York Stock Exchange ("NYSE"). The Audit Committee held four (4) formal meetings and several informal meetings during the fiscal year ended December 31, 2003. The Board has determined that Mr. Lapides is an "audit committee financial expert," as defined by SEC rules. See "Report of the Audit Committee."

     The Compensation Committee operates pursuant to a charter that was approved by the Board in March 2004. A copy of the Compensation Committee Charter is available on the Company's website at www.suncommunities.com. The Compensation Committee, among other functions, (1) reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and such other executive officers as may be designated by the Chief Executive Officer, evaluates the performance of such officers in light of such goals and objectives, and determines and approves the compensation of such officers based on these evaluations, (2) approves the compensation of the Company's other executive officers, (3) recommends to the Board for approval the compensation of the non-employee directors and (4) oversees the Company's incentive-compensation plans and equity-based plans. The current members of the Compensation Committee are Messrs. Ted J. Simon, Clunet R. Lewis and Ronald L. Piasecki, all of whom are independent directors under the NYSE rules. During the fiscal year ended December 31, 2003, the Compensation Committee held two (2) formal meetings and took various actions pursuant to resolutions adopted by unanimous written consent. See "Report of the Compensation Committee on Executive Compensation."

     On March 11, 2004, the Board formed the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter that was approved by the Board in March 2004. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company's website at www.suncommunities.com. The Nominating and Corporate Governance Committee, among other functions, is responsible for (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, (2) recommending that the Board select the committee-recommended nominees for election at each annual meeting of stockholders, (3) developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, and (4) periodically reviewing such guidelines and recommending any changes, and overseeing the evaluation of the Board. The current members of the Nominating and Corporate Governance Committee are Clunet R. Lewis, Paul D. Lapides and Ted J. Simon, all of whom are independent under the NYSE rules. In accordance with its charter, the Nominating and Corporate Governance Committee is currently in the process of establishing a policy with regard to the consideration of director candidates recommended by shareholders.

     The Indemnification Committee was established to: (i) perform such duties as provided in Article XII of the Company's Bylaws; and (ii) perform such other duties as may be delegated to it by the Board. The current members of the Indemnification Committee are Messrs. Ted J. Simon and Clunet R. Lewis. The Indemnification Committee did not hold any formal meetings in 2003.

     The Executive Committee was established to generally manage the day-to-day business and affairs of the Company between regular Board meetings. In no event may the Executive Committee, without the prior approval of the Board acting as a whole: (i) recommend to the shareholders an amendment to the Company's Charter;
(ii) amend the Company's Bylaws; (iii) adopt an agreement of merger or consolidation; (iv) recommend to the shareholders the sale, lease or exchange of all or substantially all of the Company's property and assets; (v) recommend to the shareholders a dissolution of the Company or a revocation of a dissolution;
(vi) fill vacancies on the Board; (vii) fix compensation of the directors for serving on the Board or on a committee of the Board; (viii) declare dividends or authorize the issuance of the Company's stock; (ix) approve or take any action with respect to any related party transaction involving the Company; or (x) take any other action which is forbidden by the Company's Bylaws. All actions taken by the Executive Committee must be promptly reported to the Board as a whole and are subject to ratification, revision and alteration by the Board, except that no rights of third persons created in reliance on authorized acts of the Executive Committee can be affected by any such revision or alteration. The current members of the Executive Committee are Messrs. Gary A. Shiffman and Ted
J. Simon. The Executive Committee did not hold any formal meetings during the fiscal year ended December 31, 2003 but took various actions pursuant to resolutions adopted by unanimous written consent.

COMMUNICATIONS WITH THE BOARD

     If you wish to communicate with any of the directors of the Board or the Board as a group, you may do so by writing to them at [Name(s) of Director(s)/Board of Directors of Sun Communities, Inc.], c/o Compliance Officer, Sun Communities, Inc., 27777 Franklin Road, Suite 200, Southfield, MI 48034.

     If you wish to contact the Audit Committee to report complaints or concerns regarding accounting, internal accounting controls or auditing matters, you may do so by writing to the Chairman of the Audit Committee of Sun Communities, Inc., c/o Compliance Officer, Sun Communities, Inc., 27777 Franklin Road, Suite 200, Southfield, MI 48034. You are welcome to make any such report anonymously but the Company prefers that you identify yourself so that the Company may contact you for additional information if necessary or appropriate.

     If you wish to communicate with our non-management directors as a group, you may do so by writing to Non-Management Directors of Sun Communities, Inc., c/o Compliance Officer, Sun Communities, Inc., 27777 Franklin Road, Suite 200, Southfield, MI 48034.

     The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Compliance Offer will be forwarded by the Compliance Officer promptly to the addressee(s).

INDEPENDENCE OF NON-EMPLOYEE DIRECTORS

     The NYSE rules require that a majority of the Board consist of members who are independent. There are different measures of director independence -- independence under New York Stock Exchange rules, under Section 16 of the Securities Exchange Act of 1934 and under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board has reviewed information about each of the Company's non-employee directors and determined that Paul D. Lapides, Clunet R. Lewis, Ronald L. Piasecki and Ted J. Simon are independent directors.

REPORT OF THE AUDIT COMMITTEE

     The Board maintains an Audit Committee comprised of three of the Company's directors. The directors who serve on the Audit Committee are all "independent" for purposes of the New York Stock Exchange listing standards. The Audit Committee held four (4) formal meetings and several informal meetings during the 2003 fiscal year.

     The SEC has promulgated, and the New York Stock Exchange has adopted, new audit committee rules in response to the passage by the United States Congress in July 2002 of the Sarbanes-Oxley Act. In response to these recent developments, the Board adopted an amended and restated charter for the Audit Committee in January 2004, a copy of which is attached as Appendix A to this proxy statement.

     In accordance with its written charter, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     - reviewed and discussed the audited financial statements with management and Grant Thornton, LLP, the Company's independent auditors, for the fiscal year ended December 31, 2003;

     - discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards); and

     - reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.

     In 2003, the Audit Committee approved a policy concerning the pre-approval of audit and non-audit services to be provided by the Company's independent auditors. The policy requires that all services provided by the independent auditor to the Company, including audit services, audit-related services, tax services and other services, must be pre-approved by the Audit Committee. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular category or group of services and is subject to a particular budget. In other cases, specific pre-approval is required. The Audit Committee approved all audit and non-audit related services provided to the Company by Grant Thornton LLP during the 2003 fiscal year.

     The Audit Committee has considered and determined that the level of fees of Grant Thornton LLP's for provision of services other than the audit services is compatible with maintaining the auditor's independence.

                                          Respectfully Submitted,
                                          Members of the Audit Committee:

                                          Paul D. Lapides
                                          Clunet R. Lewis
                                          Ronald L. Piasecki

               APPROVAL OF 2004 NON-EMPLOYEE DIRECTOR OPTION PLAN
                                 (PROPOSAL TWO)

     The second matter to be considered at the Annual Meeting will be the approval of the 2004 Non-Employee Director Option Plan (the "2004 Plan"). The Company's Amended and Restated 1993 Non-Employee Director Stock Option Plan (the "Original Plan") was adopted by the Board on May 20, 1996 and was approved by the Company's shareholders at the Annual Meeting of Shareholders held on July 23, 1996. There are only 5,500 shares of common stock available for issuance under the Original Plan and, accordingly, the Board adopted the 2004 Plan on April 16, 2004. The purpose of the 2004 Plan is to enhance the Company's ability to attract and retain the services of experienced and knowledgeable independent directors who are not officers or employees of the Company ("Non-Employee Directors") and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its shareholders.

     The following discussion is intended to summarize and highlight certain important provisions of the 2004 Plan and is qualified in its entirety by the more detailed information contained in the 2004 Plan itself. A copy of the Plan is attached as Appendix B to this proxy statement.

     The operation of the 2004 Plan is automatic and awards are granted pursuant to a formula set forth in the 2004 Plan.

     The 2004 Plan provides that, on the date of each of the Company's annual shareholder meetings, each Non-Employee Director automatically will be granted an option to purchase 1,500 shares of the Company's Common Stock or, at the election of a Non-Employee Director, 1,500 partnership units in Sun Communities Operating Limited Partnership (the "Automatic Option") if, on that date, he or she has served on the Board for at least six (6) months. The purchase price of each share/unit which may be purchased upon exercise of Automatic Options granted under the 2004 Plan will be the fair market value of the Common Stock on the date of grant.

     In addition to the Automatic Option, each Non-Employee Director that has continuously served the Company for the entire fiscal year shall automatically receive an option (the "Performance Option") to purchase the following number of shares of the Company's Common Stock or, at the election of a Non-Employee Director, the following number of partnership units in Sun Communities Operating Limited Partnership:

          (i) if the Company's funds from operations per weighted average number of outstanding shares of Common Stock ("Per Share FFO") for such fiscal year, as determined by reference to the Company's audited financial statements, increased by less than 5% as compared to Per Share FFO for the previous fiscal year, 0 shares/units;

          (ii) if Per Share FFO for such fiscal year increased by 5% or more but less than 6% as compared to Per Share FFO for the previous fiscal year, 250 shares/units;

          (iii) if Per Share FFO for such fiscal year increased by 6% or more but less than 7% as compared to Per Share FFO for the previous fiscal year, 500 shares/units;

          (iv) if Per Share FFO for such fiscal year increased by 7% or more but less than 8% as compared to Per Share FFO for the previous fiscal year, 750 shares/units;

          (v) if Per Share FFO for such fiscal year increased by 8% or more but less than 9% as compared to Per Share FFO for the previous fiscal year, 1,000 shares/units;

          (vi) if Per Share FFO for such fiscal year increased by 9% or more but less than 10% as compared to Per Share FFO for the previous fiscal year, 1,250 shares/units; or

          (vii) if Per Share FFO for such fiscal year increased by 10% or more as compared to Per Share FFO for the previous fiscal year, 1,500 shares/units

The per share/unit exercise price for the Performance Option will be the average of the closing sales prices of the Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including June 30th of the year for which the Performance Option was earned. For each year in which Performance Options are earned, such Performance Options will be granted as soon as practicable after the Company's audited financial statements for such year are issued.

     No grants have been made under the 2004 Plan. The table below indicates the options which would have been granted for the year ended December 31, 2003 if the 2004 Plan was in effect.

            2004 NON-EMPLOYEE DIRECTOR OPTION PLAN BENEFITS TO DATE

                                                                     NUMBER OF SHARES OF
NAME AND POSITION                            DOLLAR VALUE($)   COMMON STOCK UNDERLYING OPTIONS
-----------------                            ---------------   -------------------------------
Gary A. Shiffman...........................     N/A                   -0-
Chairman, Chief Executive Officer and
President
Jeffrey P. Jorissen........................     N/A                   -0-
Executive Vice President, Treasurer,
Chief Financial Officer and Secretary
Brian W. Fannon............................     N/A                   -0-
Executive Vice President and
Chief Operating Officer
Jonathan M. Colman.........................     N/A                   -0-
Executive Vice President
All current executive officers as a
  group....................................     N/A                   -0-
All current directors who are not executive
  officers as a group......................     (1)                  7,500
All employees who are not executive
  officers as a group......................     N/A                   -0-

---------------

(1) The 7,500 Automatic Options (as defined above) would have been granted at the fair market value of the Common Stock on the date of grant and no Performance Options would have been granted.

     The options awarded under the 2004 Plan will be in addition to, and not in lieu of, the Non-Employee Director's annual retainer fee, meeting fees, or other compensation payable as a result of his or her service on the Company's Board of Directors.

     No option granted under the 2004 Plan may be exercised prior to one year from the date of grant. Each option under the 2004 Plan will become exercisable with respect to 1/3 of the shares/units one year from the date of grant, with respect to another 1/3 of the shares/units two years from the date of grant and with respect to the final 1/3 of the shares/units three years from the date of grant. Each option under the 2004 Plan shall terminate after ten years from the date of grant or, if earlier, three months after the optionee ceases to be a director of the Company, except in the case of death. If a Non-Employee Director dies while a director, the right to exercise all unexercised options would be accelerated and could be exercised by the director's beneficiary within one year of the director's death. If a Non-Employee Director dies within the three month period after he or she ceases to be a director, the Non-Employee Director's beneficiary may exercise his or her options, to the extent exercisable on the date of death, within one year after the Non-Employee Director's death.

     The options granted to Non-Employee Directors under the 2004 Plan may not be assigned or transferred other than by will or the laws of descent and distribution except that a Non-Employee Director can transfer options to his or her spouse, lineal ascendants, lineal descendants, or to a trust for the benefit of one or more such individuals. All rights to receive options under the 2004 Plan will terminate immediately in the event a Non-Employee Director ceases to serve as a director.

     The total number of shares of Common Stock which may be granted under the 2004 Plan (including shares of Common Stock issuable upon the exchange of partnership units of Sun Communities Operating Limited Partnership granted under the 2004 Plan) may not exceed 100,000 shares, subject to adjustments for stock dividends, split-ups, consolidation or similar capital adjustments, and may be authorized and unissued shares or issued shares which have been reacquired by the Company.

     The 2004 Plan will remain in effect until remaining shares available are insufficient to grant the options provided hereunder, or until earlier terminated by action of the Board of Directors. The Board of Directors may amend the 2004 Plan at any time without shareholder approval, except as required by applicable law.

     The options granted under the 2004 Plan will be nonqualified options (options which are not Incentive Stock Options within the meaning of Section 422 of the Code) and the grant of such an option will have no income tax consequences for either the Company or the participant (unless the option is freely transferable and has a readily ascertainable market value). Upon the exercise of a stock option by a participant, the participant will recognize ordinary income and the Company will be entitled to a deduction in an amount equal to the excess of the fair market value of the Common Stock purchased over the purchase price. Such ordinary income is not subject to withholding of tax by the Company. The subsequent sale or exchange of the Common Stock acquired pursuant to the exercise of an option would generally give rise to capital gain or loss. Upon the exercise of a unit option by a participant, the participant will recognize ordinary income and Sun Communities Operating Limited Partnership will be entitled to a deduction in an amount equal to the excess of the fair market value of the partnership units purchased over the purchase price. Such ordinary income is not subject to withholding of tax by Sun Communities Operating Limited Partnership. The subsequent sale or exchange of the partnership units acquired pursuant to the exercise of an option would generally give rise to capital gain or loss.

     The 2004 Plan will be approved if it receives the affirmative vote of a majority of all the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on the proposal.

     THE BOARD RECOMMENDS A VOTE "FOR" THE 2004 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE 2004 PLAN UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

                          MANAGEMENT AND COMPENSATION

EXECUTIVE OFFICERS

     The persons listed below are the current executive officers of the Company. Each is annually appointed by, and serves at the pleasure of, the Board.

NAME                             AGE                          OFFICE
----                             ---                          ------
Gary A. Shiffman...............  49    Chairman, Chief Executive Officer and President
Jeffrey P. Jorissen............  59    Executive Vice President, Treasurer, Chief Financial
                                       Officer and Secretary
Brian W. Fannon................  55    Executive Vice President and Chief Operating Officer
Jonathan M. Colman.............  48    Executive Vice President

     Background information for Gary A. Shiffman is provided under "Election of Directors," above. Background information for the other three executive officers is set forth below.

     Jeffrey P. Jorissen has been Chief Financial Officer, Secretary and Treasurer since December 1993 and became an Executive Vice President in March 2003. As a certified public accountant, he was with the international accounting firm of Coopers & Lybrand for sixteen years, including eight years as a partner. During his tenure at Coopers & Lybrand, Mr. Jorissen specialized in real estate and directed financial statement examinations of numerous public companies. Mr. Jorissen is also the Chief Financial Officer and Secretary of Sun Home Services and all other corporate subsidiaries of the Company.

     Brian W. Fannon joined the Company in May 1994 as Senior Vice President-Operations and became Chief Operating Officer in 1995 and an Executive Vice President in March 2003. Prior to joining the

Company, he worked for Lautrec, Ltd., then the largest manufactured housing community owner-operator in the United States, where he was responsible for operations comprising 25,000 sites and 300 employees, and Quality Homes, Inc., its sales and marketing division. He joined that organization in 1978 as a regional manager and became President in 1986. Mr. Fannon was appointed by Governor Milliken to the Michigan Mobile Home Commission in 1977, the year of its inception. Subsequent appointments by Governors Blanchard and Engler have enabled Mr. Fannon to serve on such commission, including serving as its chairman from 1986 to 1994, and Mr. Fannon has again been serving as the chairman of the Michigan Mobile Home Commission since 1998. In 2002, Mr. Fannon was elected to the Board of Directors of the Manufactured Housing Institute and Mr. Fannon was elected to the RV/MH Hall of Fame in 2003. Mr. Fannon is also the Chief Executive Officer of Sun Home Services and a Vice President of all other corporate subsidiaries of the Company.

     Jonathan M. Colman joined the Company in 1994 as Vice President-Acquisitions and became a Senior Vice President in 1995 and an Executive Vice President in March 2003. A certified public accountant, Mr. Colman has over eighteen years of experience in the manufactured housing community industry. He has been involved in the acquisition, financing and management of over 75 manufactured housing communities for two of the 10 largest manufactured housing community owners, including Uniprop, Inc. during its syndication of over $90 million in public limited partnerships in the late 1980s. Mr. Colman is also a Vice President of all corporate subsidiaries of the Company.

     To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any executive officer during the past five years.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid to the Chief Executive Officer and each executive officer whose remuneration from the Company exceeded $100,000 during the fiscal year ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                                                           -------------------------------
                                         ANNUAL COMPENSATION                RESTRICTED
                             -------------------------------------------      STOCK          ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)   BONUS ($)   OPTIONS (#)    AWARDS ($)    COMPENSATION ($)
---------------------------  ----   ----------   ---------   -----------   ------------   ----------------
Gary A. Shiffman,..........  2003    $425,000          0            0               0         $4,000(3)
  Chairman, Chief Executive  2002    $401,950          0            0      $2,767,100(1)      $4,000(3)
  Officer and President      2001    $388,336    $97,085       25,000      $  933,636(2)      $3,400(3)
Jeffrey P. Jorissen,.......  2003    $281,250          0            0               0         $4,000(3)
  Executive Vice President,  2002    $271,300          0            0               0         $4,000(3)
  Treasurer, Chief           2001    $262,080    $65,520        2,250      $1,263,570(4)      $3,400(3)
  Financial Officer and
  Secretary
Brian W. Fannon,...........  2003    $367,350          0            0               0         $4,000(3)
  Executive Vice President   2002    $367,350          0            0               0         $4,000(3)
  and Chief Operating        2001    $354,900    $88,725(5)     2,250      $  660,000(6)      $3,400(3)
  Officer
Jonathan M. Colman,........  2003    $151,900          0            0               0         $3,038(3)
  Executive Vice President   2002    $146,950          0            0               0         $3,677(3)
                             2001    $141,960    $36,910        4,000      $  341,220(7)      $2,839(3)

---------------

(1) On July 15, 2002, the Company issued Mr. Shiffman 70,000 shares of Common Stock, which are subject to the terms and conditions of a Restricted Stock Award Agreement. 35% of these restricted shares vest on July 15, 2006, 35% of these shares vest on July 15, 2007, 20% of these shares vest on July 15, 2008, 5% of these shares vest on July 15, 2009 and 5% of these shares vest on July 15, 2012. As of December 31, 2003, the value of such restricted shares (as determined in accordance with the rules promulgated by the

    Securities and Exchange Commission) was $2,709,000. Mr. Shiffman receives any dividends paid on such restricted shares.

(2) On March 30, 2001, the Company issued Mr. Shiffman 28,292 shares of Common Stock, which are subject to the terms and conditions of a Restricted Stock Award Agreement. 35% of these restricted shares vest on March 30, 2005, 35% of these shares vest on March 30, 2006, 20% of these shares vest on March 30, 2007, 5% of these shares vest on March 30, 2008 and 5% of these shares vest on March 30, 2011. As of December 31, 2003, the value of such restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $1,094,900. Mr. Shiffman receives any dividends paid on such restricted shares.

(3) Matching contributions made by the Company under its 401(k) plan.

(4) On March 30, 2001, the Company issued Mr. Jorissen 38,290 shares of Common Stock, which are subject to the terms and conditions of a Restricted Stock Award Agreement. 35% of these restricted shares vest on March 30, 2005, 35% of these shares vest on March 30, 2006, 20% of these shares vest on March 30, 2007, 5% of these shares vest on March 30, 2008 and 5% of these shares vest on March 30, 2011. As of December 31, 2003, the value of such restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $1,481,823. Mr. Jorissen receives any dividends paid on such restricted shares.

(5) Mr. Fannon's bonus was paid partially by the Company and partially by Sun Home Services, Inc.

(6) On March 30, 2001, the Company issued Mr. Fannon 20,000 shares of Common Stock, which are subject to the terms and conditions of a Restricted Stock Award Agreement. 35% of these restricted shares vest on March 30, 2005, 35% of these shares vest on March 30, 2006, 20% of these shares vest on March 30, 2007, 5% of these shares vest on March 30, 2008 and 5% of these shares vest on March 30, 2011. As of December 31, 2003, the value of such restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $774,000. Mr. Fannon receives any dividends paid on such restricted shares.

(7) On March 30, 2001, the Company issued Mr. Colman 10,340 shares of Common Stock, which are subject to the terms and conditions of a Restricted Stock Award Agreement. 35% of these restricted shares vest on March 30, 2005, 35% of these shares vest on March 30, 2006, 20% of these shares vest on March 30, 2007, 5% of these shares vest on March 30, 2008 and 5% of these shares vest on March 30, 2011. As of December 31, 2003, the value of such restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $400,158. Mr. Colman receives any dividends paid on such restricted shares.

                      AGGREGATED OPTION/SAR EXERCISES AND
                    FISCAL YEAR-END OPTION/SAR VALUES TABLE

                                                                                   VALUE OF UNEXERCISED
                                                        NO. OF UNEXERCISED             IN-THE-MONEY
                                                          OPTIONS/SARS AT             OPTIONS/SARS AT
                              SHARES                      FISCAL YEAR-END           FISCAL YEAR-END(1)
                            ACQUIRED ON              -------------------------   -------------------------
                            EXERCISE IN    VALUE                       NOT                         NOT
NAME                           2003       RECEIVED   EXERCISABLE   EXERCISABLE   EXERCISABLE   EXERCISABLE
----                        -----------   --------   -----------   -----------   -----------   -----------
Gary A. Shiffman(2).......    50,000      $935,750     375,000          0        $3,701,313         0
Jeffrey P. Jorissen(3)....    20,000      $401,700     104,750          0        $1,198,364         0
Brian W. Fannon(4)........    15,000      $255,750      22,250          0        $  218,320         0
Jonathan M. Colman(5).....    10,000      $157,494      39,000          0        $  427,218         0

---------------

(1) Assumes a value equal to the difference between the closing sales price on December 31, 2003, which was $38.70 per share, and the exercise price of in-the-money options.

(2) Includes: (a) 25,000 stock options granted March 11, 1996 pursuant to the Employee Option Plan with an exercise price of $26.625 per share, which options must be exercised by March 11, 2006; (b) 275,000 stock options granted October 28, 1996 pursuant to the Employee Option Plan with an exercise price of

    $28.6375 per share, which options must be exercised by October 28, 2006; (c) 25,000 stock options granted January 14, 1998 pursuant to the Employee Option Plan with an exercise price of $33.75 per share, which options must be exercised by January 14, 2008; (d) 25,000 stock options granted December 15, 1999 pursuant to the Employee Option Plan with an exercise price of $30.03 per share, which options must be exercised by December 15, 2009; and
    (e) 25,000 stock options granted April 12, 2001 pursuant to the Employee Option Plan with an exercise price of $27.03 per share, which options must be exercised by April 12, 2011.

(3) Includes: (a) 35,000 stock options granted May 23, 1995 pursuant to the Employee Option Plan with an exercise price of $22.00 per share, which options must be exercised by May 23, 2005; (b) 15,000 stock options granted February 26, 1996 pursuant to the Employee Option Plan with an exercise price of $27.00 per share, which options must be exercised by February 26, 2006; (c) 22,500 stock options granted October 28, 1996 pursuant to the Employee Option Plan with an exercise price of $28.6375 per share, which options must be exercised by October 28, 2006; (d) 20,000 stock options granted January 14, 1998 pursuant to the Employee Option Plan with an exercise price of $33.75 per share, which options must be exercised by January 14, 2008; (e) 10,000 stock options granted December 15, 1999 pursuant to the Employee Option Plan with an exercise price of $30.03 per share, which options must be exercised by December 15, 2009; and (f) 2,250 stock options granted April 12, 2001 pursuant to the Employee Option Plan with an exercise price of $27.03 per share, which options must be exercised by April 12, 2011.

(4) Includes: (a) 10,000 stock options granted February 26, 1996 pursuant to the Employee Option Plan with an exercise price of $27.00 per share, which options must be exercised by February 26, 2006; (b) 5,000 stock options granted October 28, 1996 pursuant to the Employee Option Plan with an exercise price of $28.6375 per share, which options must be exercised by October 28, 2006; (c) 5,000 stock options granted January 14, 1998 pursuant to the Employee Option Plan with an exercise price of $33.75 per share, which options must be exercised by January 14, 2008; and (d) 2,250 stock options granted April 12, 2001 pursuant to the Employee Option Plan with an exercise price of $27.03 per share, which options must be exercised by April 12, 2011.

(5) Includes: (a) 10,000 stock options granted July 18, 1994 pursuant to the Employee Option Plan with an exercise price of $22.50 per share, which options must be exercised by July 18, 2004; (b) 7,500 stock options granted February 26, 1996 pursuant to the Employee Option Plan with an exercise price of $27.00 per share, which options must be exercised by February 26, 2006; (c) 5,000 stock options granted October 28, 1996 pursuant to the Employee Option Plan with an exercise price of $28.6375 per share, which options must be exercised by October 28, 2006; (d) 7,500 stock options granted January 14, 1998 pursuant to the Employee Option Plan with an exercise price of $33.75 per share, which options must be exercised by January 14, 2008; (e) 5,000 stock options granted December 15, 1999 pursuant to the Employee Option Plan with an exercise price of $30.03 per share, which options must be exercised by December 15, 2009; and (f) 4,000 stock options granted April 12, 2001 pursuant to the Employee Option Plan with an exercise price of $27.03 per share, which options must be exercised by April 12, 2011.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table reflects information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2003. This table does not include the additional shares that may be issuable under the proposed 2004 Non-Employee Director Option Plan that is the subject of Proposal Two of this Proxy Statement.

                                                              (B)                       (C)
                                       (A)                                     NUMBER OF SECURITIES
                               NUMBER OF SECURITIES                           REMAINING AVAILABLE FOR
                                TO BE ISSUED UPON       WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                   EXERCISE OF         EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                               OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
PLAN CATEGORY                  WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
-------------                  --------------------   --------------------   -------------------------
Equity compensation plans
  approved by shareholders...        723,094                 $29.04                   364,513
Equity compensation plans not
  approved by
  shareholders(1)............         87,657                 $32.75                         0
                                     -------                 ------                   -------
     TOTAL                           810,751                 $29.44                   364,513
                                     =======                 ======                   =======

---------------

(1) On May 29, 1997, the Company established a Long Term Incentive Plan (the "LTIP") pursuant to which all full-time salaried and full-time commission only employees of the Company, excluding the Company's officers, are entitled to receive options to purchase shares of the Company's common stock at $32.75 per share (i.e., the average of the highest and lowest selling prices for the common stock on May 29, 1997), on January 31, 2003. In accordance with the terms of the LTIP, (a) the Company granted the eligible participants options to purchase 167,918 shares of common stock; and (b) each eligible participant received an option to purchase a number of shares of common stock equal to the product of 167,918 and the quotient derived by dividing such participant's total compensation during the period beginning on January 1, 1997 and ending on December 31, 2001 (the "Award Period") by the aggregate compensation of all of the eligible participants during the Award Period.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  POLICY OF EXECUTIVE OFFICER COMPENSATION

     The executive compensation program is administered by the Compensation Committee of the Board, which is currently comprised of Ted J. Simon, Clunet R. Lewis and Ronald L. Piasecki. None of the members of the Compensation Committee are employees of the Company and each of them is an independent director for purposes of the requirements of the NYSE rules. The executive compensation program supports the Company's commitment to providing superior shareholder value. It is designed to attract and retain high-quality executives, to encourage them to make career commitments to the Company, and to accomplish the Company's short and long term objectives. The Committee attempts to structure a compensation program for the Company that will reward its top executives with bonuses and stock and option awards upon attainment of specified goals and objectives while striving to maintain salaries at reasonably competitive levels. The Committee reviews the compensation (including salaries, bonuses and stock options) of the Company's Chairman and CEO as well as the Company's other executive officers, administers the Company's incentive and equity based compensation plans and performs such other duties as may be delegated to it by the Board. The Committee held two (2) formal meetings during the fiscal year ended December 31, 2003 and took action pursuant to resolutions adopted by unanimous written consent.

     In reviewing the compensation to be paid to the Company's executive officers during the fiscal year ended December 31, 2003, the Committee sought to ensure that executive officers were rewarded for long term strategic management, for increasing the Company's value for its shareholders, and for achieving internal goals established by the Board.

     The key components of executive officer compensation are salary, bonuses, restricted stock awards and stock option awards. Salary is generally based on factors such as an individual officer's level of responsibility, prior years' compensation, comparison to compensation of other officers in the Company, and compensation provided at competitive companies and companies of similar size. Bonuses, restricted stock awards and stock option awards are intended to reward exceptional performances. Benchmarks for determining base salary and bonus levels include targeted funds from operations levels, strength of the balance sheet and creation of shareholder value. Restricted stock awards and stock option awards are also intended to increase an officer's interest in the Company's long-term success as measured by the market and book value of its Common Stock. Stock awards may be granted to officers and directors of the Company and its subsidiaries and to certain employees who have managerial or supervisory responsibilities under the Company Stock Option Plan. Stock awards may be stock options, stock appreciation rights, restricted share rights or any variation thereof.

     The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation of all executive officers. In addition, the Compensation Committee bases its decisions on the most recent publicly available compensation data for senior executive officers of comparable REITs, as well as various compensation studies and surveys, to ensure that compensation packages are in line with our peer group and the real estate industry in general. While benchmarks and comparative market data are valuable tools to assist the Compensation Committee in setting reasonable and fair compensation for the Company's executive officers, the stated philosophy of the Company's executive compensation program is to recognize individual contributions to the performance of the Company and to create a link between the performance of the Company's stock and executive compensation.

 CEO COMPENSATION

     During the fiscal year ended December 31, 2003, Gary A. Shiffman served in the capacity of Chief Executive Officer of the Company. As of December 31, 1996, the Company entered into an employment agreement with Mr. Shiffman which governed the salary and bonus paid to Mr. Shiffman during the fiscal year ended December 31, 2003. Pursuant to this employment agreement (which was amended in July 2002), Mr. Shiffman was paid a salary of $425,000. Based upon market studies of pay levels for chief executive officers of publicly traded REITs (conducted by the National Association of Real Estate Investment Trusts), the Committee believes that Mr. Shiffman's total compensation in 2003 was competitive with the appropriate level for his position, particularly in view of his performance. See "Certain Transactions."

                                          Respectfully submitted,
                                          Members of the Compensation Committee:

                                          Ted J. Simon
                                          Clunet R. Lewis
                                          Ronald L. Piasecki

EMPLOYMENT AGREEMENTS

  GARY A. SHIFFMAN

     The Company has entered into an employment agreement with Gary A. Shiffman pursuant to which Mr. Shiffman serves as Chief Executive Officer and President of the Company. Mr. Shiffman's employment agreement is for an initial term ending December 31, 2006 and is automatically renewable for successive one year terms thereafter unless either party timely terminates the agreement. Pursuant to his employment agreement, commencing January 1, 2003, Mr. Shiffman is paid an annual base salary of $425,000, which will be increased by an annual cost of living adjustment beginning with calendar year 2004. In addition to his base salary and in accordance with the terms of his employment agreement, Mr. Shiffman is entitled to incentive compensation of up to 50% of his then base salary in accordance with the incentive compensation formula set forth in the employment agreement. A copy of Mr. Shiffman's employment agreement is attached as an exhibit to the Company's periodic filings under the Exchange Act.

     The non-competition clauses of Mr. Shiffman's employment agreement preclude him from engaging, directly or indirectly: (a) in the real estate business or any ancillary business of the Company during the period he is employed by the Company; and (b) in the manufactured housing community business or any ancillary business of the Company for a period of eighteen months following the period he is employed by the Company. However, Mr. Shiffman's employment agreement does allow him to make passive investments relating to real estate in general or the housing industry in particular (other than in manufactured housing communities) during the period he is employed by the Company.

  JEFFREY P. JORISSEN

     The Company has entered into an employment agreement with Jeffrey P. Jorissen pursuant to which Mr. Jorissen serves as Chief Financial Officer of the Company. Under such employment agreement, the term of Mr. Jorissen's employment will expire on December 31, 2004 but the term is automatically renewable for successive one year terms thereafter unless either party timely terminates the agreement. Pursuant to his employment agreement, Mr. Jorissen must devote his entire productive time, ability and attention to the Company and, in consideration for his services, Mr. Jorissen will be paid an annual base salary of $240,000, which will be increased by an annual cost of living adjustment beginning with calendar year 2000. In addition to this base salary, Mr. Jorissen is entitled to incentive compensation of up to 50% of his then base salary in accordance with the incentive compensation formula set forth in the employment agreement. A copy of Mr. Jorissen's employment agreement is attached as an exhibit to the Company's periodic filings under the Exchange Act.

     The non-competition clauses of Mr. Jorissen's employment agreement preclude him from engaging, directly or indirectly, in the real estate business or any ancillary business of the Company during the period he is employed by the Company and for a period of eighteen months thereafter.

  BRIAN W. FANNON

     The Company has entered into employment agreements with Brian W. Fannon pursuant to which Mr. Fannon serves as Chief Operating Officer of the Company and Chief Executive Officer of Sun Home Services. Each of Mr. Fannon's employment agreements is for an initial term of three years ending December 31, 2005 and is automatically renewable for successive one year terms thereafter unless either party timely terminates the agreement. Pursuant to his employment agreements, Mr. Fannon must devote his entire productive time, ability and attention to the Company and Sun Home Services. In consideration for his services, Mr. Fannon will be paid an annual base salary of $100,000 from the Company and Mr. Fannon will be paid an annual base salary of $267,000 from Sun Home Services. In addition to this base salary, Mr. Fannon may be entitled to incentive compensation of up to 50% of his then base salary in accordance with an executive bonus plan to be established by the Company. Copies of Mr. Fannon's employment agreements are attached as exhibits to the Company's periodic filings under the Exchange Act.

     The non-competition clauses of Mr. Fannon's employment agreements preclude him from engaging, directly or indirectly, in the real estate business or any ancillary business of the Company during the period he is employed by the Company and for a period of between twelve and twenty-four months thereafter.

OUTSIDE DIRECTOR COMPENSATION

     Directors who are not employees of the Company are entitled to an annual retainer fee of $35,000. For services during the fiscal year ended December 31, 2003, Ted J. Simon, Paul D. Lapides, Clunet R. Lewis and Ronald L. Piasecki each earned directors' fees of $35,000. Although Arthur A. Weiss earned director's fees of $35,000 for services during the fiscal year ended December 31, 2003, he declined such fees.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total return of a broad market index composed of all issuers listed on the New York Stock Exchange and an industry index comprised of thirty-three publicly traded real estate investment trusts, for the five year period ending on December 31, 2003. This line graph assumes a $100 investment on December 31, 1998, a reinvestment of dividends and actual increase of the market value of the Company's Common Stock relative to an initial investment of $100. The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG SUN COMMUNITIES, INC.,
                      NYSE MARKET INDEX AND MG GROUP INDEX

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
FISCAL YEAR ENDING:     1998      1999      2000      2001      2002      2003
--------------------------------------------------------------------------------
 SUN COMMUNITIES,
   INC                 100.00     96.88    107.63    127.44    132.90    149.78
 MG GROUP INDEX        100.00    110.11    145.71    160.35    152.05    192.26
 NYSE MARKET INDEX     100.00    109.50    112.11    102.12     83.42    108.07

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's capital stock to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, the Company believes, that during the year ended December 31, 2003, its directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock have complied with all filing requirements applicable to them.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2004, the shareholdings of:
(a) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Common Stock; (b) each director of the Company; (c) each executive officer listed in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group, based upon information available to the Company.

                                                 AMOUNT AND NATURE OF        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP   OUTSTANDING SHARES(1)
------------------------------------             --------------------   ---------------------
Gary A. Shiffman...............................       1,579,149(2)              7.97%
27777 Franklin Road
Suite 200
Southfield, Michigan 48034
Jeffrey P. Jorissen............................         319,832(3)              1.66%
27777 Franklin Road
Suite 200
Southfield, Michigan 48034
Brian W. Fannon................................          68,322(4)            *
27777 Franklin Road
Suite 200
Southfield, Michigan 48034
Jonathan M. Colman.............................          61,023(5)            *
27777 Franklin Road
Suite 200
Southfield, Michigan 48034
Ted J. Simon...................................          19,500(6)            *
28470 Thirteen Mile Road
Suite 220
Farmington Hills, Michigan 48334
Paul D. Lapides................................          16,000(7)            *
1000 Chastain Road
Kennesaw, Georgia 30144
Clunet R. Lewis................................          46,600(8)            *
10557 E. Tamarisk Way
Scottsdale, Arizona 85262
Ronald L. Piasecki.............................         262,785(9)              1.36%
PMB 260 101 Washington Street
Grand Haven, Michigan 49417
Arthur A. Weiss................................         813,073(10)             4.09%
One Woodward Avenue
Suite 2400
Detroit, Michigan 48226
Cohen & Steers Capital Management, Inc.(11)....       2,398,255                12.59%
757 Third Avenue
New York, New York 10017
T. Rowe Price Associates, Inc.(12).............       1,529,600                 8.03%
100 E. Pratt Street
Baltimore, Maryland 21202
Heitman Real Estate Securities, LLC(13)........       1,036,364                 5.44%
191 North Wacker Drive, Suite 2500
Chicago, Illinois 60606
All current executive officers and directors as
  a group (9 persons)..........................       3,186,284(14)            15.37%

---------------

  *  Less than one percent (1%) of the outstanding shares.

 (1) In accordance with SEC regulations, the percentage calculations are based on 19,049,999 shares of Common Stock issued and outstanding as of March 31, 2004 plus shares of Common Stock which may be acquired pursuant to options exercisable, or limited partnership interests in the Operating Partnership ("Common OP Units") that are convertible into Common Stock, within sixty days of March 31, 2004 by each individual or group listed.

 (2) Includes 391,617 Common OP Units convertible into shares of Common Stock and 375,000 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004. Mr. Shiffman disclaims beneficial ownership of 3,000 Common OP Units convertible into shares of Common Stock held by other family members because he does not have a pecuniary interest therein.

 (3) Includes 100,000 Common OP Units convertible into shares of Common Stock and 104,750 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004. Mr. Jorissen disclaims beneficial ownership of 10,000 shares of Common Stock held by other family members because he does not have a pecuniary interest therein.

 (4) Includes 20,000 Common OP Units convertible into shares of Common Stock.

 (5) Includes 7,500 Common OP Units convertible into shares of Common Stock and 29,000 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004.

 (6) Includes 15,500 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004.

 (7) Includes 13,000 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004. Includes 2,700 shares of Common Stock held by a corporation in which Mr. Lapides owns a 33% equity interest. Mr. Lapides disclaims beneficial ownership of these 2,700 shares except to the extent of his proportionate pecuniary interest therein.

 (8) Includes 20,000 Common OP Units convertible into shares of Common Stock and 3,000 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004. Mr. Lewis disclaims beneficial ownership of 5,600 shares of Common Stock held by other family members because he does not have a pecuniary interest therein.

 (9) Includes : (a) 34,874 Common OP Units convertible into shares of Common Stock and 212,411 Preferred OP Units convertible into Common OP Units (which are convertible into shares of Common Stock), all of which are attributable to Mr. Piasecki because of his ownership interests in various entities; and (b) 15,500 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004.

(10) Includes 6,938 Common OP Units convertible into shares of Common Stock and 15,500 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004. Includes (a) 311,794 Common OP Units convertible into shares of Common Stock and 453,841 shares of Common Stock held by the Milton M. Shiffman Spouse's Marital Trust for which Mr. Weiss is a Co-Trustee, and (b) 25,000 shares of Common Stock held by the 1997 Shiffman Charitable Remainder Unitrust for which Mr. Weiss is a Co-Trustee. Mr. Weiss does not have a pecuniary interest in either the Milton M. Shiffman Spouse's Marital Trust or the 1997 Shiffman Charitable Remainder Unitrust and, accordingly, Mr. Weiss disclaims beneficial ownership of the 311,794 Common OP Units and 453,841 shares of Common Stock held by the Milton M. Shiffman Spouse's Marital Trust and the 25,000 shares of Common Stock held by the 1997 Shiffman Charitable Remainder Unitrust.

(11) According to the Schedule 13G filed with the SEC for calendar year 2003, Cohen & Steers Capital Management, Inc., in its capacity as investment advisor, beneficially owns 2,398,255 shares of Common Stock which are held of record by clients of Cohen & Steers Capital Management, Inc.

(12) According to the Schedule 13G filed with the SEC for calendar year 2003, T. Rowe Price Associates, Inc., in its capacity as investment advisor, beneficially owns 1,529,600 shares of Common Stock which are held of record by clients of T. Rowe Price Associates, Inc., including
     T. Rowe Price Small-Cap Value Fund, Inc.

(13) According to the Schedule 13G filed with the SEC for calendar year 2003, Heitman Real Estate Securities, LLC, in its capacity as investment advisor, beneficially owns 1,036,364 shares of Common Stock which are held of record by clients of Heitman Real Estate Securities, LLC.

(14) Includes (1) 892,723 Common OP Units convertible into shares of Common Stock and 212,411 Preferred OP Units convertible into Common OP Units (which are convertible into Common Stock); and (2) 570,750 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 2004.

                              CERTAIN TRANSACTIONS

RELATIONSHIP WITH ORIGEN

     In October 2003, Origen Financial, Inc. completed a $150 million equity financing. In this transaction, the Company purchased 5,000,000 shares of common stock (representing approximately one-third of the issued and outstanding shares of common stock as of December 31, 2003) of Origen Financial, Inc. for $50 million. Gary A. Shiffman, the Chairman of the Board, Chief Executive Officer and President of the Company currently serves as a director of Origen Financial, Inc. and Shiffman Origen LLC (an entity owned by Mr. Shiffman, the Estate of Milton M. Shiffman and members of their family) purchased 1,025,000 shares of common stock of Origen Financial, Inc. for $10.25 million in the financing transaction.

LEASE OF PRINCIPAL EXECUTIVE OFFICES

     On November 1, 2002, the Company leased approximately 31,300 rentable square feet of office space from American Center LLC and the Company relocated its principal executive offices to this office space in the second quarter of 2003. Gary A. Shiffman, together with certain family members, indirectly own approximately a 21% equity interest in American Center LLC. This lease is for an initial term of five years and the Company has the right to extend the lease for an additional five year term. The annual base rent under this lease begins at $19.25 per square foot (gross) for the first lease year and increases $0.50 per square foot for each successive year of the initial term.

LOANS TO EXECUTIVE OFFICERS

     In 1995, the Company issued Gary A. Shiffman, its Chief Executive Officer and President, 400,000 shares of common stock for $8,650,000 (the "Purchase Price"). The Purchase Price is evidenced by three (3) separate 10-year promissory notes that bear interest at a rate equal to six months' LIBOR plus 175 basis points, with a maximum interest rate of 9% per annum and a minimum interest rate of 6% per annum (the "Promissory Notes"). Two of the Promissory Notes (with an initial aggregate principal amount of approximately $7.6 million) are secured by approximately 270,000 shares of common stock of the Company held by Mr. Shiffman (the "Secured Shares") and/or 128,000 common partnership units in Sun Communities Operating Limited Partnership (the "Secured Units") and the last Promissory Note (with an initial principal amount of approximately $1.0 million) is unsecured but fully recourse to Mr. Shiffman. Mr. Shiffman's personal liability on the secured Promissory Notes is limited to all accrued interest on such notes plus fifty percent (50%) of the deficiency, if any, after application of the proceeds from the sale of the Secured Shares and/or the Secured Units to the then outstanding principal balance of the Promissory Notes. The Promissory Notes provide for quarterly interest only payments and provide that all cash distributions and dividends paid to Mr. Shiffman on the Secured Shares and the Secured Units (the "Distributions") will first be applied toward the accrued and unpaid interest under the Promissory Notes and sixty percent (60%) of the remainder of the Distributions, if any, will be applied toward the outstanding principal balance of the Promissory Notes.

     In April 1997, the Company loaned Mr. Shiffman an additional $2,600,391 on terms substantially identical to the terms of the other loan to Mr. Shiffman, as described above, and such loan is secured by

80,000 shares of common stock of the Company held by Mr. Shiffman (the promissory notes evidencing this loan, together with the Promissory Notes, are hereinafter referred to as the "Shiffman Notes"). On July 15, 2002, the due date of the Shiffman Notes was extended such that one-third of the principal balance becomes due on December 31, 2008, an additional one-third of the principal balance becomes due on December 31, 2009 and the balance of the Shiffman Notes becomes due on December 31, 2010. The largest aggregate indebtedness outstanding under the Shiffman Notes since January 1, 2003 was approximately $10,450,000. As of March 31, 2004, the amount outstanding under the Shiffman Notes was approximately $10,135,000.

     On April 8, 1996, the Company completed a $122.8 million public offering of
4.7 million shares of its common stock (the "Equity Offering"). Jeffrey P. Jorissen, the Company's Executive Vice President, Treasurer, Chief Financial Officer and Secretary, purchased shares of common stock in the Equity Offering at the public offering price of $26.125 per share. This purchase was financed with a loan from the Company on terms substantially identical to the terms of our loans to Mr. Shiffman described above. The largest aggregate indebtedness outstanding under Mr. Jorissen's notes since January 1, 2003 was approximately $229,000. Mr. Jorissen has repaid, in full, his loan from the Company.

LEGAL COUNSEL

     During 2003, the law firm of Jaffe, Raitt, Heuer & Weiss, P.C. acted as the Company's general counsel and represented the Company in various matters. Arthur
A. Weiss, a director of the Company, is a shareholder of such firm. For its fiscal year ended January 31, 2004, Jaffe, Raitt, Heuer & Weiss, P.C. received approximately $1.2 million in fees from the Company and approximately $1.1 million in fees from Origen Financial, Inc. and Origen Financial, L.L.C.

                              GENERAL INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

     On July 8, 2003, upon the unanimous recommendation of the Audit Committee, the Company's Board of Directors decided to engage Grant Thornton LLP effective immediately as the Company's independent auditor for the fiscal year ending December 31, 2003, and decided to no longer engage PricewaterhouseCoopers LLP as the Company's independent auditor. Representatives of Grant Thornton, LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Audit Committee has selected Grant Thornton, LLP to serve as the Company's independent auditors for 2004.

     Aggregate fees for professional services rendered by Grant Thornton, LLP, the Company's independent auditors, for the fiscal year ended December 31, 2003 were as follows:

     - Audit Fees: For professional services rendered for the audit of the Company's 2003 financial statements and the reviews of the quarterly financial statements -- $160,500;

     - Audit-Related Fees: For professional services rendered for accounting assistance for new accounting standards and potential transactions -- $22,000;

     - Tax Fees:  $0; and

     - All Other Fees:  $0.

     Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2003 and December 31, 2002, respectively, were as follows:

CATEGORY                                                 FYE 12/31/2003   FYE 12/31/2002
--------                                                 --------------   --------------
Audit Fees: For professional services rendered for the
  audit of the Company's financial statements, the
  reviews of the quarterly financial statements,
  comfort letters and consents                              $175,000         $212,500
Audit-Related Fees: For professional services rendered
  for accounting assistance with new accounting
  standards and potential transactions                             0         $ 14,500
Tax Fees                                                           0                0
All Other Fees                                                     0                0

     During the Company's fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through July 8, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of such disagreement in their reports on the financial statements for such years. The reports of PricewaterhouseCoopers LLP on the Company's financial statements for each of the fiscal years ended December 31, 2002 and 2001 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through July 8, 2003, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) involving PricewaterhouseCoopers LLP.

     During the Company's fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through July 8, 2003, Grant Thornton LLP was not engaged as an independent accountant to audit the financial statements of the Company, nor was it consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event.

OTHER MATTERS

     Management knows of no matters which will be presented for consideration at the Annual Meeting other than those stated in the Notice of Meeting. However, if any other matters do properly come before the Annual Meeting, the person or persons named in the accompanying proxy form will vote the proxy in accordance with their best judgment regarding such matters, including the election of a director or directors other than those named in this Proxy Statement should an emergency or unexpected occurrence make the use of such discretionary authority necessary, and also regarding matters incident to the conduct of the meeting.

     Shareholders are requested to date, sign and return the enclosed proxy in the enclosed postage-paid envelope. So that the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting may be assured, prompt execution and return of the proxy is requested.

                                          By Order of the Board of Directors

                                          /s/ Jeffrey P. Jorissen
                                          JEFFREY P. JORISSEN
                                          Secretary

Dated: April 19, 2004

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                            AUDIT COMMITTEE CHARTER
              OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                             SUN COMMUNITIES, INC.

                                  JANUARY 2004

I.  PURPOSE

     The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities include: (a) monitoring (1) the integrity of the financial statements of Sun Communities, Inc. (the "Company"),
(2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors,
(4) the compliance by the Company with legal and regulatory requirements; (b) preparing the report required to be included annually in the Company's proxy statement as required by the rules of the Securities and Exchange Commission (the "SEC"); (c) providing an avenue of communication among the independent auditor, management and the Board; and (d) appointing, overseeing, evaluating and, if necessary, replacing the independent auditor.

II.  COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three (3) members, each of whom shall be a member of the Board, and shall otherwise be independent. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Sarbanes-Oxley Act of 2002 (the "SOX Act"), and the rules and regulations of the SEC, as may be interpreted by the Board in its business judgment. Each member of the Audit Committee must be financially literate and at least one member of the Audit Committee shall be determined by the Board to be an "audit committee financial expert" as defined by the SEC.

     The members of the Audit Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Audit Committee members may be removed by the Board at any time with or without cause. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.  MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than once per fiscal quarter. The Audit Committee shall meet separately, periodically with the Company's management, its Chief Financial Officer and controller, and with the Company's independent auditor. Additionally, the Audit Committee may request that any officer or employee of the Company, the Company's outside counsel, or the independent auditor attend a meeting of the Audit Committee, or meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall report regularly to the Board.

IV.  COMMITTEE AUTHORITY AND RESPONSIBILITIES

     A. The following power and authority is delegated to the Audit Committee by the Board in accordance with the SOX Act, the Exchange Act, and the rules and regulations promulgated thereunder, and the rules and requirements of the New York Stock Exchange (the "NYSE"):

          1. The Audit Committee shall have the sole authority and responsibility to select, evaluate and, when warranted, replace the Company's independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

          2. The Audit Committee shall have the authority to approve in advance all audit services to be provided by the independent auditor. An audit service within the scope of the engagement approved by the Audit Committee shall be deemed to be approved in advance.

          3. a) The Audit Committee shall have the authority to review and approve all engagements of the independent auditor to provide permitted non-audit services that the Audit Committee determines do not impair the independence of the auditor, either by: (I) pre-approving all permitted non-audit services (including the fees and terms thereof), subject to the de minimis exceptions for non-audit services described in Section 10A(i) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit, or (II) developing, implementing and overseeing policies and procedures for the engagement of the independent auditor to perform permitted non-audit services based on pre-approved fee levels or budgeted amounts, which policies and procedures shall be reviewed and adjusted annually.

          b) A permitted non-audit service shall not include any of the following:

             i) Bookkeeping or other services related to the accounting records or financial statements of the Company;

             ii) Financial information systems design and implementation;

             iii) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

             iv) Actuarial services;

             v) Internal audit outsourcing services;

             vi) Management services or human resources;

             vii) Broker or dealer, investment adviser or investment banking services;

             viii) Legal services and expert services unrelated to the audit;
        and

             ix) Any other service that is deemed impermissible by rule or regulation of the SEC or the Public Company Accounting Oversight Board.

        The independent auditor is prohibited from providing any of services listed in this Section 3(b) to the Company.

          4. In discharging its oversight role, the Audit Committee has the power to conduct or to authorize investigations into any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, including the independent auditor. The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities.

          5. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

          6. The Audit Committee shall have the authority to establish procedures to receive and address complaints regarding the Company's accounting and audit-related matters.

     B. In connection with implementing the authority granted to the Audit Committee herein, the Audit Committee shall have the responsibility and duty, to the extent the Audit Committee deems necessary or appropriate, to:

          1.  Financial Statement and Disclosure Matters

          a) Review and discuss with management and the independent auditor the annual consolidated financial statements of the Company, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"), and the results of the independent auditor's audit of the financial statements, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

          b) Review and discuss with management and the independent auditor the Company's quarterly consolidated financial statements prior to the filing of its Form 10-Q, including the disclosures made in MD&A, the results of the independent auditor's review of the quarterly financial statements, and recommend to the Board whether the financial statements should be included in the Company's Form 10-Q.

          c) Discuss with management and the independent auditor significant accounting and financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including:

           - any significant changes in the Company's selection or application of accounting principles;

           - any off-balance sheet structures or transactions, their effect on the financial statements of the Company, and the adequacy of the disclosure of such off-balance sheet transactions or structures;

           - the effect of the use of alternative GAAP measures on the financial statements, and the adequacy of the disclosures made in relation thereto;

           - any complex or unusual transactions, or other areas requiring the application of judgments or estimations by management in the preparation of the Company's financial statements;

           - any major issues, significant deficiencies or material weaknesses as to the adequacy or effectiveness of the Company's internal control over financial reporting or the Company's disclosure controls and procedures; and

           - any changes or corrective action adopted in light of any problems, material weaknesses, or significant deficiencies in the Company's internal control over financial reporting or the Company's disclosure controls and procedures.

          d) Discuss with management the Company's earnings press releases, including the use of "pro forma" or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

          e) Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

          f) On an annual basis, discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

          g) Review and discuss the disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during the preparation of their certification for the Form 10-K and Forms 10-Q as to any significant deficiencies or material weaknesses in the design or operation of the Company's internal control over financial reporting, and any fraud involving management or other employees of the Company who have a significant role in the Company's internal control over financial reporting.

          h) The Audit Committee shall report to the Company's shareholders annually by preparing the report required under SEC rules and regulations to be included in the Company's annual proxy statement.

          2.  Oversight of the Company's Relationship with the Independent
     Auditor

          a) Review and approve the terms of the engagement of the independent auditor, the scope of their audit, and personnel qualifications.

          b) Approve in advance all audit services to be provided by the independent auditor (an audit service within the scope of the engagement approved by the Audit Committee shall be deemed approved in advance), and review and approve all engagements of the independent auditor to provide permissible non-audit services, either in advance of the provisions of such services, or pursuant to the policies and procedures developed by the Audit Committee in respect of such services.

          c) Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management, the Chief Financial Officer and controller.

          d) Ensure the rotation of the audit partners as required by the SOX Act or any rule or regulation promulgated thereunder.

          e) Review and evaluate the lead partner of the independent auditor team.

          f) Develop policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

          g) Obtain and review a report from the independent auditor at least annually regarding:

           - the independent auditor's internal quality-control procedures;

           - any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more independent audits carried out by the independent auditor;

           - any steps taken to deal with any such issues; and

           - all relationships between the independent auditor and the Company.

             The Audit Committee shall present a copy of this report to the Board.

          h) Review and discuss reports from the independent auditor on:

             - All critical accounting policies and practices to be used;

             - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

             - Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

          i) Discuss with the independent auditor issues raised by management as to audit quality and consistency.

          3. Oversight of the Company's Internal Control and Internal Audit Function

          a) Review and discuss with management and the independent auditor the adequacy and effectiveness of the Company's internal controls over financial reporting, and any recommendations of the Company's internal audit department or the independent auditor.

          b) Review with the Company's Chief Executive Officer and Chief Financial Officer the results of their evaluation of the effectiveness of the Company's internal control over financial reporting and the internal control report prepared by management in connection with the Company's Form 10-K, pursuant to the SOX Act, the Exchange Act, and the rules and regulations promulgated thereunder.

          c) Discuss with the independent auditor any issues or concerns raised by the evaluation or the internal control report described in paragraph 3(b) above which may affect the independent auditor's attestation report on management's internal control over financial reporting.

          d) At least annually, discuss with the Company's management and independent auditor the procedures, responsibilities, activities, staffing, and organizational structure of the Company's internal audit function, or the equivalent internal structure which implements the Company's internal control over financial reporting, and any recommendations in connection therewith.

          4.  Compliance Oversight Responsibilities

          a) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          b) Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

          c) Discuss with the Company's outside counsel any legal matters, including material litigation, that may have a material impact on the financial statements or the Company's compliance policies.

          d) Conduct or authorize investigations into any matters within the scope of the Audit Committee's responsibilities.

          e) Report regularly to the Board about Audit Committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditor, and the performance of the Company's internal audit function.

          f) The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          g) The Audit Committee shall perform other activities related to this Charter and the authority and responsibility delegated to the Audit Committee herein, as may be requested by the Board from time to time.

          h) The Audit Committee shall annually review the Audit Committee's own performance.

V.  LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

VI.  FUNDING

     The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of: (a) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services or any permitted non-audit services approved pursuant to Section IV(A)(3) above, (b) compensation to any advisors retained by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                                                      APPENDIX B

                             SUN COMMUNITIES, INC.

                     2004 NON-EMPLOYEE DIRECTOR OPTION PLAN

                                   ARTICLE I.

                        PURPOSE AND ADOPTION OF THE PLAN

     1.01 Purpose. The purpose of the Sun Communities, Inc. Non-Employee Director Stock Option Plan is to attract and retain the services of experienced and knowledgeable independent directors of Sun Communities, Inc. (the "Company") and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its stockholders.

     1.02 Adoption and Term. The Plan was approved by the Board on April 16, 2004, subject to approval of the Company's stockholders on or before April 15, 2005, and will remain in effect until all securities authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board.

                                  ARTICLE II.

                                  DEFINITIONS

     2.01  Annual Option has the meaning described in Section 5.01(a).

     2.02 Average Price means the average of the closing sales prices of the Company Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including June 30th of the year for which the Performance Option was earned.

     2.03 Beneficiary means (a) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Non-Employee Director under the Plan and Option Agreement upon the Non-Employee Director's death; or (b) an individual, who by designation of the Non-Employee Director, succeeds to the rights and obligations of the Non-Employee Director under the Plan and Option Agreement upon the Non-Employee Director's death.

     2.04  Board means the Board of Directors of the Company.

     2.05 Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

     2.06  Company means Sun Communities, Inc., a Maryland corporation.

     2.07 Company Common Stock means the Common Stock of the Company, par value $0.01 per share.

     2.08 Corporate Transaction means: (a) a dissolution or liquidation of the Company; (b) a sale of all or substantially all of the Company's assets; or (c) a merger, consolidation or other capital reorganization of the Company with or into another entity as a result of which the stockholders of the Company immediately prior to such transaction hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) less than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

     2.09 Date of Grant means (a) for purposes of the Annual Option, the date of the annual meeting of the Company's stockholders, and (b) with respect to Performance Options, March 31(st) of the year following the year for which the Performance Option was earned.

     2.10  Director means a member of the Board of Directors of the Company.

     2.11 Employee means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

     2.12  Exchange Act means the Securities Exchange Act of 1934, as amended.

     2.13 Expiration Date means the date specified in an Option Agreement as the expiration date of such Award.

     2.14 Fair Market Value means, on any given date, the closing price reported for the Company Common Stock on the New York Stock Exchange or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported.

     2.15  Non-Employee Director means a Director who is not an Employee.

     2.16 Non-Qualified Option means an option which is not an Incentive Stock Option as described in Section 422 of the Code.

     2.17 Option means a Non-Qualified Option granted at any time under the Plan.

     2.18 Option Agreement means a written agreement between the Company (for itself or in its capacity as the sole general partner of SCOLP) and the optionholder evidencing the grant of an Option and setting forth the terms and conditions of the Option.

     2.19  Optionee means a Non-Employee Director who receives an Option.

     2.20  OP Units means OP Units in SCOLP.

     2.21 Parent means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     2.22  Performance Option has the meaning set forth in Section 5.01(b).

     2.23 Per Share FFO means, with respect to any fiscal year, the Company's funds from operations per weighted average number of outstanding shares of Company Common Stock for such fiscal year, as determined by reference to the Company's audited financial statements.

     2.24 Plan means the Sun Communities, Inc. 2004 Non-Employee Director Option Plan, as described herein and as it may be amended from time to time.

     2.25  Purchase Price, with respect to Options, has the meaning set forth in
Section 5.02.

     2.26 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as currently in effect and as it may be amended from time to time, and any successor rule.

     2.27 SCOLP means Sun Communities Operating Limited Partnership, a Michigan limited partnership.

     2.28 Subsidiary means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                                  ARTICLE III.

                    SECURITIES ISSUABLE PURSUANT TO THE PLAN

     3.01 Securities Issuable. Shares to be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. OP Units to be issued under the Plan may be authorized and unissued OP Units or issued OP Units which have been reacquired by SCOLP. Except as provided in Section 3.03, the Options granted under the Plan shall be limited so that all shares issued upon the exercise of outstanding Options granted under the Plan (together with all shares of Company Common Stock issuable upon exchange of OP Units issued upon the exercise of outstanding Options granted under the Plan) shall never exceed 100,000 shares of Company Common Stock.

     3.02 Securities Subject to Terminated Options. In the event that any Option at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, then all shares/OP Units formerly subject to such Option as to which such Option shall not have been exercised shall be available for any Option subsequently granted in accordance with the Plan.

     3.03  Adjustments to Reflect Capital Changes.

     (a) Recapitalization. The number and kind of shares subject to outstanding Options, the Purchase Price for such shares, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, reverse stock split, combination or classification of Company Common Stock or any other increase or decrease in the number of issued shares of Company Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The number and kind of OP Units subject to outstanding Options, the Purchase Price for such OP Units, and the number and kind of OP Units available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any unit split, reverse unit split, combination or classification of OP Units or any other increase or decrease in the number of issued OP Units effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The Board shall have the power to determine the amount of the adjustment to be made in each case and the Board's determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of shares of Company Common Stock subject to an Option. Except as expressly provided herein, no issuance by SCOLP of partnership units of any class, or securities convertible into partnership units of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of OP Units subject to an Option.

     (b) Corporate Transactions. In the event of a Corporate Transaction, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable in accordance with this Plan for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to shares/OP Units for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 5.04.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to shares/OP Units for which it would not otherwise be exercisable. In such event, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 3.03(b), an Option shall be considered assumed, if at the time of issuance of the stock or other consideration upon such Corporate Transaction, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of shares of Company Common Stock or OP Units subject to the Option at such time (after giving effect to any adjustments in the number of shares or OP Units covered by the Option as provided for in Section 3.03(a)); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Board may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option, for each share of Company Common Stock or OP Units subject to the Option, to be solely common stock of the Successor

Corporation equal in fair market value to the per share consideration received by holders of Company Common Stock in the Corporate Transaction.

                                  ARTICLE IV.

                                 PARTICIPATION

     4.01 Eligible Individuals. All Non-Employee Directors of the Company shall be eligible to receive Options under the Plan.

                                   ARTICLE V.

                                 OPTION AWARDS

     5.01 Grant of Options. All grants of Options to Non-Employee Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

          (a) Annual Options. Each Non-Employee Director shall automatically receive a Non-Qualified Option to purchase 1,500 shares of Company Common Stock or, at the election of a Non-Employee Director, 1,500 OP Units, subject to adjustment in accordance with Section 3.03 (the "Annual Option"), on the date of each annual meeting of the Company's stockholders commencing with the date of the annual meeting at which the Company's stockholders approve the Plan in accordance with Section 1.02, provided he or she is then a Non-Employee Director and, as of such date, he or she has served on the Board for at least six (6) months prior to the date of such annual meeting. All Options granted under this Section 5.01(a) shall be evidenced by an Option Agreement.

          (b) Performance Options. With respect to each fiscal year of the Company, each of the Company's Non-Employee Directors that has continuously served the Company for the entire fiscal year shall automatically receive a Non-Qualified Option (the "Performance Option") to purchase the following number of shares of Company Common Stock, or, at the election of a Non-Employee Director, the following number of OP Units, subject to adjustment in accordance with Section 3.03:

             (i) if Per Share FFO for such fiscal year increased by less than 5% as compared to Per Share FFO for the previous fiscal year, 0 shares of Company Common Stock/OP Units;

             (ii) if Per Share FFO for such fiscal year increased by 5% or more but less than 6% as compared to Per Share FFO for the previous fiscal year, 250 shares of Company Common Stock/OP Units;

             (iii) if Per Share FFO for such fiscal year increased by 6% or more but less than 7% as compared to Per Share FFO for the previous fiscal year, 500 shares of Company Common Stock/OP Units;

             (iv) if Per Share FFO for such fiscal year increased by 7% or more but less than 8% as compared to Per Share FFO for the previous fiscal year, 750 shares of Company Common Stock/OP Units;

             (v) if Per Share FFO for such fiscal year increased by 8% or more but less than 9% as compared to Per Share FFO for the previous fiscal year, 1,000 shares of Company Common Stock/OP Units;

             (vi) if Per Share FFO for such fiscal year increased by 9% or more but less than 10% as compared to Per Share FFO for the previous fiscal year, 1,250 shares of Company Common Stock/OP Units; or

             (vii) if Per Share FFO for such fiscal year increased by 10% or more as compared to Per Share FFO for the previous fiscal year, 1,500 shares of Company Common Stock/OP Units.

     The Performance Options, if any, shall be granted as soon as possible after issuance of the Company's audited financial statements. Each Performance Option shall be evidenced by an Option Agreement.

     5.02 Purchase Price of Options. The Purchase Price of each share of Company Common Stock or OP Unit which may be purchased upon exercise of an Annual Option granted under the Plan shall be 100% of the Fair Market Value on the Date of Grant. The Purchase Price of each share of Company Common Stock or OP Unit which may be purchased upon exercise of any Performance Option granted under the Plan shall be the Average Price.

     5.03  Vesting of Options.  No Option may be exercised prior to the date one
(1) year after the Date of Grant. An Option shall become exercisable with respect to one-third (1/3) of the shares/OP Units on the first anniversary of the Date of Grant, with respect to an additional one-third (1/3) of the shares/OP Units on the second anniversary of the Date of Grant and with respect to the final one-third (1/3) of the shares/OP Units on the third anniversary of the Date of Grant.

     5.04 Duration of Options. Options granted under the Plan shall terminate after the first to occur of the following events:

          (a) Ten years from the Date of Grant.

          (b) Three months after the Optionee ceases to be a Director, except in the case of death, as described in (c) below.

          (c) In the event of the death of an Optionee while a Director, the right to exercise all unexpired Options shall be accelerated and shall accrue as of the date of death, and the Optionee's Options may be exercised by his Beneficiary at any time within one year after the date of the Optionee's death. In the event of the death of an Optionee within the ninety day period after he or she ceases to be a Director, the Optionee's Beneficiary may exercise his or her Options, to the extent exercisable on the date of death, within one year after the date of the Optionee's death.

     5.05 Exercise Procedures. Each Option granted under the Plan may be exercised by written notice to the Company which must be received by the Secretary of the Company on or before the Expiration Date of the Option. An Option may not be exercised for a fraction of a share of Company Common Stock or OP Unit. The Purchase Price of shares/OP Units purchased upon exercise of an Option granted under the Plan shall be paid by the Optionee at the time of exercise in the form of (a) cash, (b) check, (c) other shares which (i) have been owned by the Optionee for more than six (6) months on the date of surrender and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Purchase Price of shares purchased upon exercise of the Option, (d) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (e) any combination of the foregoing methods of payment, and/or (f) any other consideration or method of payment as shall be permitted under applicable corporate law.

     5.06 Rights as a Stockholder or Partner. The Optionee or any transferee of an Option pursuant to Section 5.04(c) or Section 5.09 shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Optionee or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Company Common Stock for which the record date is prior to the date on which the Optionee or a transferee of the Option shall have become the holder of record of any such shares covered by the Option. The Optionee or any transferee of an Option pursuant to Section 5.04(c) or Section 5.09 shall have no rights as a partner with respect to any OP Units covered by an Option until the Optionee or transferee shall have become the holder of record of any such OP Units, and no adjustment shall be made for distributions and cash or other property or distributions or other rights with respect to any such OP Units for which the record date is prior to the date on which the Optionee or a transferee of the Option shall have become the holder of record of any such OP Units covered by the Option.

     5.07 Plan Provisions Control Option Terms. The terms of the Plan shall govern all Options granted under the Plan. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan as constituted on the Date of Grant of such Option shall control. Except as provided in Section 3.03, (i) the terms of any Option granted under the Plan may not be changed after the granting of such Option without the express approval of the Optionee and (ii) no modification may be made to an Option granted under the Plan except in compliance with Rule 16b-3.

     5.08 Taxes. The Company shall be entitled, if the Company deems it necessary or desirable, to withhold (or secure payment from the Non-Employee Director in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any shares/ OP Units issuable upon exercise of an Option, and the Company may defer issuance of the stock/OP Units upon exercise unless indemnified to its satisfaction against any liability for such tax.

     5.09 Limitations on Transfer. An Optionee's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee may transfer Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the Options or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 5.09. Options which are transferred pursuant to this Section 5.09 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

                                  ARTICLE VI.

                               GENERAL PROVISIONS

     6.01  Amendment and Termination of Plan.

     (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under any applicable law, including Rule 16b-3 or the Code, unless such compliance, if discretionary, is no longer desired. No termination or amendment of the Plan may, without the consent of the Non-Employee Director to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment, or if the holders of outstanding stock having not less than a majority of the outstanding shares consent to such amendment in writing in the manner provided under the Company's bylaws.

     (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. If the Plan is not earlier terminated, the Plan shall terminate when all shares authorized under the Plan have been issued. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Option to the same extent such award would have been exercisable if the Plan had not been terminated.

     6.02 No Right To Continue as Director. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained as a Director, or to limit in any way the right of the stockholders of the Company to remove such person as a Director.

     6.03 Securities Law Restrictions. The shares of Company Common Stock and OP Units issuable pursuant to the terms of any Options granted under the Plan may not be issued by the Company without registration or qualification of such shares/OP Units under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares/ OP Units to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Company Common Stock or OP Units upon exercise of an Option unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Company in its sole discretion. The Company may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares are issuable under an exemption from registration requirements, the shares/ OP Units will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares/OP Units issued upon exercise of the Option for investment, and not with the view toward distribution.

     6.04 General Restriction. Notwithstanding anything to the contrary herein, the Company shall have no obligation or liability to deliver any shares of Company Common Stock or OP Units under the Plan or to make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws, rules and regulations, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act.

     6.05 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock, OP Units or options otherwise than under the Plan.

     6.06 Captions. The captions (i.e., all section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     6.07 Severability. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

     6.08 Choice of Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Michigan and construed in accordance therewith.

SUN COMMUNITIES, INC.

c/o EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





                                      DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK                                                                                                         | ZSUNC1
    VOTES AS IN                                                                                                         |  3373
    THIS EXAMPLE.                                                                                                       |______

                                                                                ----------------------------------------------------
1.  Election of Directors.                                                                      SUN COMMUNITIES, INC.
    (01) CLUNET R. LEWIS                                                        ----------------------------------------------------
    (02) ARTHUR A. WEISS
                                                                                                           FOR   AGAINST   ABSTAIN
                                                                                2.   2004 Non-Employee     [  ]   [  ]       [  ]
                                                                                     Director Option Plan.

                                                                                3.   The appointed proxies are authorized to vote
            FOR   [ ]        [ ] WITHHOLD                                            upon all matters incidental to the conduct of
            ALL                  FROM ALL                                            the Annual Meeting and such other business as
         NOMINEES                NOMINEES                                            may properly come before the Annual Meeting
                                                                                     in accordance with their best judgment.

 FOR
 ALL
EXCEPT [ ]
       -----------------------------------------------
       (INSTRUCTION: To withhold authority to vote for
       any individual nominee, write that nominee's
       name in the space provided above.)


                                                                                     Mark box at right if an address change or  [ ]
                                                                                     comment has been noted on the reverse side
                                                                                     of this card.



                                                                                     Please be sure to sign and date this Proxy.

Shareholder                                                         Co-owner
sign here:__________________________________ Date:________________  sign here: ____________________________ Date: ________________

                             SUN COMMUNITIES, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of the Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then, sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 20, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Sun Communities, Inc.



     [3373 - SUN COMMUNITIES, INC.] [FILE NAME: ZSUNC2.ELX] [VERSION - (2)]
                          [04/15/04] [ORIG. 04/15/04]


                                                                          ZSUNC2

                                   DETACH HERE



                             SUN COMMUNITIES, INC.
                        27777 FRANKLIN ROAD, SUITE 2000
                           SOUTHFIELD, MICHIGAN 48034


                      SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 20, 2004



The undersigned hereby appoints Gary A. Shiffman and Arthur A. Weiss, or either of them, as attorneys and proxies of the undersigned shareholder, with full power of substitution, to vote of behalf of the undersigned and in his or her name and stead, all shares of the common stock of Sun Communities, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held at the Embassy Suites, 28100 Franklin Road, Southfield, Michigan 48034 on Thursday, May 20, 2004, and at any adjournments thereof.

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 19, 2004.

The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the Annual Meeting. This Proxy may be revoked at any time before it is voted.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
       NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

---------------------------------       ---------------------------------
---------------------------------       ---------------------------------
---------------------------------       ---------------------------------